UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22958

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

Virtus Investment Partners, Inc.

One Financial Plaza

Hartford, CT 06103

(Name and address of agent for service)

Registrant’s telephone number, including area code: 866-270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

November 30, 2020
ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-866-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

MESSAGE TO SHAREHOLDERS
Dear Duff & Phelps Select MLP and Midstream Energy Fund Inc. Shareholder:
This annual report reviews the performance of the Duff & Phelps Select MLP and Midstream Energy Fund Inc. (DSE) for the 12 months ended November 30, 2020. It contains commentary from the portfolio management team at Duff & Phelps Investment Management concerning the U.S. energy market and the Fund’s performance during a challenging and unprecedented period for the energy sector.
The fiscal year saw the spread of coronavirus, severe market turbulence, and a shocking collapse in the price of oil. The effects of the Russia-Saudi oil conflict, combined with the global pandemic, led to a severe downturn in the MLP and midstream energy sectors.
For the 12-month period, the Fund’s net asset value (NAV) returned (82.69%), including $0.15 in reinvested distributions, and its market price returned (85.09%). For the same period, the Alerian MLP Index returned (24.50%) and the average NAV of the Fund’s peer group, as represented by the Lipper Energy MLP Closed-End Fund Average, was (49.71%),1 including reinvested dividends.
The extreme selloff in the energy market forced the Fund into heavy selling to pay down leverage. Left with a significantly smaller asset base and less leverage than when the selloff began, the Fund was unable to recover to the same degree as its benchmark index when the sector’s partial rebound began. Given the Fund’s low asset levels, the Board of Directors recommended to shareholders that the Fund be liquidated, but that proposal was not approved by shareholders. As of this writing, the Fund continues to be managed according to its mandate.
On behalf of the Fund and its investment management team, I thank you for entrusting your assets to us. If you have any questions about the Fund or your account, our customer service team is ready to assist you at 866-270-7788 or through the closed-end fund section of Virtus.com.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Director
Duff & Phelps Select MLP and Midstream Energy Fund Inc.
January 2021

1Average NAV performance as calculated for the Lipper Energy MLP Closed-End Fund Average may differ from any constituent fund’s stated performance.
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
November 30, 2020
About the Fund:
The Duff & Phelps Select MLP and Midstream Energy Fund Inc. (NYSE: DSE) (the “Fund”) invests at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”) and midstream energy companies that are not organized as MLPs. The Fund’s “Managed Assets” are equal to its net assets plus any outstanding preferred stock and/or borrowings made for the purpose of leverage. The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not midstream energy companies or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
As of November 30, 2020, the Fund’s leverage consisted of $3 million of borrowings made pursuant to a line of credit which represented approximately 16% of the Fund’s total assets.
Manager Comments – Duff & Phelps Investment Management Co. (“DPIM”)
The Duff & Phelps Select MLP and Midstream Energy Fund Inc. is subadvised by Duff & Phelps Investment Management Co., and managed by a team of two dedicated MLP investment professionals with average industry experience of more than 23 years: David D. Grumhaus, Jr., Senior Portfolio Manager, and Rodney C. Clayton, CFA, Portfolio Manager. The following commentary is provided by the portfolio management team at DPIM, and covers the period from December 1, 2019 through November 30, 2020.
How did the markets perform during the Fund’s fiscal year ended November 30, 2020?
Stable energy markets depend on the forces of supply and demand finding relative balance, but two seismic developments made the fiscal year ended November 30, 2020, one of the most difficult periods on record for the energy sector. During the period, midstream energy stocks fell 24.5%, as measured by the Alerian MLP Index, and massively underperformed the broader S&P 500® Index. The first quarter of the fiscal year started with a strong rally of the sort that has become commonplace for the midstream sector in the months of December and January. The rally began to fade around mid-January as the market began to worry about the impact of COVID-19 on Chinese energy demand, and the selloff deepened in February as the global reach of the virus became clearer. By the end of the first quarter of the fiscal year (through February 28, 2020), the Alerian MLP Index had fallen 12%.
In March, governments across the world were orchestrating coordinated shutdowns of their economies in order to control the spread of the virus. As estimated by some observers, this ultimately drove a sharp decline of over 26 million barrels per day in oil demand at the trough, amounting to roughly 25% of global petroleum consumption. This represented the greatest demand shock in modern times.
Around the same time, OPEC and allied countries (OPEC+) met in early March to address severe oversupply in crude oil markets, but members were unable to find consensus on a strategy. With key participants Saudi Arabia and Russia advocating for diametrically opposite
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2020
actions, these two countries effectively launched a price war for market share that pushed the U.S. West Texas Intermediate (WTI) crude oil benchmark down 45% over the following two weeks.
This period was disastrous for midstream energy stock performance, and there was nowhere to hide. The Alerian MLP Index fell nearly 60% from the start of March to its bottom around mid-month. Selling pressure was relentless and indiscriminate, exacerbated by the unwinding of many master limited partnership (MLP) closed-end funds, most of which had taken on leverage to amplify their buying power, as well as hedge funds.
With demand in apparent free fall and Saudi Arabia flooding the markets with additional crude that could not be absorbed, every nook and cranny of global storage started to rapidly fill. Production needed to decline, deeply and immediately, and the world was waiting on U.S. shale producers to blink. With storage approaching tank tops, the WTI crude index briefly went into negative territory, closing below -$37 per barrel in late April, before returning to positive territory. It closed the month at just under $19 per barrel.
Surprisingly, midstream energy stocks rose sharply beginning in late March, as closed-end fund liquidations ended and savvy investors stepped up, understanding that the stocks had been oversold. The Alerian MLP Index rallied 109% from the bottom in March through the end of May, but this still left the index down 24% for the fiscal year to date.
With crude oil prices far below the cash cost to operate wells, shale producers took the first step toward rebalancing the market. They not only halted all new drilling, but even curtailed wells that were already online and flowing, which pushed U.S. production into decline. Then Saudi Arabia and Russia came back together to broker the largest production cut in OPEC history, removing roughly 9% of global supply. With the necessary supply response in place and demand losses bottoming out, crude oil prices rebounded to $40 per barrel by the end of July. And with oil prices back above the cash cost, producers brought shut-in volumes back online, improving the near-term outlook for midstream companies. However, midstream energy stocks lost the positive momentum and fell another 22% through September, when the market came to realize that the pandemic would go on far longer than most had envisioned, and with political polls indicating rising odds of a Democratic Party sweep in the upcoming U.S. election.
Midstream energy stocks found new life over the final two months of the fiscal year, rising 28%. Most of that strength came in November, following an apparent split-party result in the U.S. election and several announcements of strong COVID-19 vaccine trial results. Investor focus seemed to shift toward positioning for a potential recovery, and the energy sector began to lead, rather than lag the broader market. This also helped lift oil prices, with WTI ending the fiscal year at just over $45 per barrel, down 18% on the fiscal year but up roughly $10 per barrel over the final month.
Despite the broad-based carnage in the sector, there were still relative winners and losers, with trading activity becoming more discriminate as the pandemic wore on. First, the market showed a clear preference for the strongest balance sheets. Companies slashed their capital expenditure (capex) budgets and reduced operating and overhead expenses, accelerating a pivot to free cash flow generation that had been forming prior to the pandemic. But companies with too much debt were forced to go a step further, slashing their dividends and distributions. Those companies earliest to take action saw their stock prices rebound more quickly.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2020
Asset mix also led to select opportunities for well-positioned companies. Natural gas and natural gas liquids (NGL) prices actually rose during the year, benefitting companies with assets in the Marcellus/Utica regions and those with NGL export facilities. A significant quantity of these commodities are produced alongside crude oil in key shale basins, so the sharp decline in crude oil production also resulted in lower volumes and higher prices for natural gas and NGLs. Owners of crude oil storage also benefitted, as the short-term oversupply condition created a window for operators to fully contract those facilities with substantial tariff increases. Generally, the stocks that were more challenged during the fiscal year represented gathering and processing companies, those with volumetric exposure to crude oil and refined product pipelines, and companies whose balance sheets remained stretched even after dividend/distribution cuts.
While pandemic-related impacts largely drove sector performance, there were other contributing factors. Investor adoption of environmental, social & governance (ESG) principles and focus on the transition to cleaner energy accelerated during the fiscal year. Traditional energy companies are thought to be long-term losers to solar, wind, and other green technologies. The good news is the sector started to take these issues more seriously, with several companies publishing their first sustainability reports, highlighting areas where they already excel, and committing to specific operating practices that reduce emissions. Midstream energy scores particularly poorly on governance given the particulars of the MLP structure and a recent history of egregious outcomes for limited partner investors. A number of MLPs have converted to traditional C-corporations, where governance protections are greater, but several large midstream companies continue to back the MLP structure. Uncertainty around the U.S. presidential election was also a factor, as investors worried about an acceleration of the transition to cleaner sources of energy should the Democrats win control of the White House and Congress. To that end, Canadian midstream companies generally outperformed their U.S. counterparts in the fiscal year.
What factors affected the performance of the Fund during its fiscal year?
The Fund underperformed the Alerian MLP Index on both a net asset value (NAV) and market basis, falling 82.7% and 85.1%, respectively, for the fiscal year ended November 30, 2020, versus a decline of 24.5% for the Index. Given the Fund’s relatively high levels of leverage in the first half of the year, it is not surprising that the Fund underperformed in a down market. The impact was particularly acute during the fiscal year due to the unprecedented selling pressure experienced from mid-February through mid-March, when the Index declined 65% over just 20 trading days. This extreme selloff forced the Fund into heavy selling to pay down leverage. Left with a significantly smaller asset base and less leverage than when the selloff began, the Fund was unable to recover to the same degree as the Index when the sector’s partial rebound began. Likewise, the Fund’s Lipper peer group finished the 12 months down 49.7%. Noteworthy is that the peer group was generally managed with lower leverage before the big selloff, and some of the funds in the peer group also own utilities, which finished up for the fiscal year.
Given the low level of assets in the Fund at the end of March, the Board of Directors made the decision to suspend the dividend and call for a shareholder vote on liquidating the Fund. However, while the majority of shareholders who voted did approve the liquidation, since the vote didn’t reach the necessary required number of votes to pass in July, the Fund has continued to
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
November 30, 2020
be managed under its original mandate. The dividend, however, has remained suspended, and is expected to do so until the Fund can maintain a sustainable level of net assets.
The five largest individual contributors to Fund performance on an absolute basis were Antero Midstream, Cheniere Energy, Oneok, Rattler Midstream, and Tallgrass Energy. Antero Midstream traded higher on the improvement in natural gas prices, along with significant progress by its parent, Antero Resources, in reducing near-term debt maturities and the market’s perception of elevated counterparty risk. Cheniere rose on the stable tolling fee structure and strong counterparties underpinning contracts at its liquefied natural gas (LNG) liquefaction terminals. Oneok and Rattler suffered significant declines during the fiscal year, but we made timely additions to the Fund’s positions based on attractive valuation and the return of production volumes that had been curtailed during the collapse in crude oil prices. Tallgrass was acquired early in the year by Blackstone at a meaningful premium.
The five largest individual detractors from Fund performance on an absolute basis were Energy Transfer, Enable Midstream, Plains All American Pipeline, Western Midstream, and DCP Midstream. All of these MLPs had elevated leverage and were heavily dependent on production from crude oil basins, where drilling activity fell to levels insufficient to offset natural declines on existing wells. Each was also compelled to reduce its distribution during the fiscal year to accelerate debt reduction.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
November 30, 2020
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments as of November 30, 2020.
Country Weightings
United States	92%
Canada	8
Total	100%
Sector Weightings
Traditional Midstream	85%

Downstream/Other	15%
Total	100%

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
KEY INVESTMENT TERMS (Unaudited)
November 30, 2020
Alerian MLP Index
The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.
Lipper Energy MLP Closed-End Fund Average
The Lipper Energy MLP Closed-End Fund Average is the average net asset value (NAV) performance of all funds within the Lipper fund classification of Energy MLP closed-end funds, which invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources. Returns include the reinvestment of all distributions, including returns of capital, if any, calculated among the funds.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnerships (MLPs)
Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.
Organization of the Petroleum Exporting Countries (OPEC)
The Organization of the Petroleum Exporting Countries is an intergovernmental organization that was originally organized in September 1960 with 5 member countries and currently has 13 member countries. The organization’s objective is to coordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.
OPEC+
The alliance of crude producers, who have been undertaking corrections in supply in the oil markets since 2017. OPEC plus countries include Azerbaijan, Bahrain, Brunei, Kazakhstan, Malaysia, Mexico, Oman, Russia, South Sudan and Sudan.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
West Texas Intermediate (WTI)
West Texas Intermediate (WTI) crude oil is a specific grade of crude oil and one of the main three benchmarks in oil pricing, along with Brent and Dubai Crude. WTI is sourced primarily from Texas

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
KEY INVESTMENT TERMS (Unaudited) (Continued)
November 30, 2020
and is one of the highest quality oils in the world, which is easy to refine. It is the underlying commodity of the New York Mercantile Exchange’s oil futures contract.

Duff & Phelps Select MLP and Midstream Energy Fund Inc.
SCHEDULE OF INVESTMENTS
November 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—48.2%
Diversified—9.4%
Kinder Morgan, Inc.(1)	41,500	$ 597
ONEOK, Inc.	16,500	592
Pembina Pipeline Corp.	12,000	306
		1,495

Downstream/Other—8.5%
Cheniere Energy, Inc.(2)	14,000	794
Marathon Petroleum Corp.	8,000	311
Phillips 66	4,000	242
		1,347

Gathering/Processing—13.8%
Equitrans Midstream Corp.(1)	63,000	514
Targa Resources Corp.(1)	71,375	1,677
		2,191

Natural Gas Pipelines—12.1%
TC Energy Corp.	15,700	690
Williams Cos., Inc. (The)(1)	58,117	1,219
		1,909

Petroleum Transportation & Storage—3.2%
Enbridge, Inc.	16,000	499
Upstream—1.2%
EQT Corp.	12,500	186
Total Common Stocks (Identified Cost $8,772)		7,627

Master Limited Partnerships and Related Companies—71.6%
Diversified—27.3%
Energy Transfer LP(1)	218,092	1,348
Enterprise Products Partners LP(1)	83,000	1,610
	Shares	Value

Diversified—continued
MPLX LP(1)	64,895	$ 1,366
		4,324

Downstream/Other—9.3%
Cheniere Energy Partners LP	10,000	381
Enviva Partners LP	5,000	223
Sunoco LP	20,500	570
USA Compression Partners LP(1)	25,000	294
		1,468

Gathering/Processing—12.1%
DCP Midstream LP	19,000	307
Enable Midstream Partners LP(1)	45,000	229
Hess Midstream LP Class A(1)	41,361	746
Rattler Midstream LP(1)	77,000	638
		1,920

Natural Gas Pipelines—1.4%
TC PipeLines LP	7,000	216
Petroleum Transportation & Storage—21.5%
Genesis Energy LP(1)	115,000	739
Magellan Midstream Partners LP	17,000	700
NuStar Energy LP(1)	48,200	641
Phillips 66 Partners LP	11,200	301
Plains All American Pipeline LP(1)	130,000	1,032
		3,413

Total Master Limited Partnerships and Related Companies (Identified Cost $16,508)		11,341
See Notes to Financial Statements

Duff & Phelps Select MLP and Midstream Energy Fund Inc.
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2020
($ reported in thousands)
Value

Total Long-Term Investments—119.8% (Identified Cost $25,280)	$ 18,968

TOTAL INVESTMENTS—119.8% (Identified Cost $25,280)	$18,968
Other assets and liabilities, net—(19.8)%	(3,138)
NET ASSETS—100.0%	$15,830

Footnote Legend:
(1)	All or a portion of security is segregated as collateral for borrowings.
(2)	Non-income producing.

The following table summarizes the market value of the Fund’s investments as of November 30, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at November 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$ 7,627	$ 7,627
Master Limited Partnerships and Related Companies	11,341	11,341
Total Investments	$18,968	$18,968
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at November 30, 2020.
There were no transfers into or out of Level 3 related to securities held at November 30, 2020.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2020
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $25,280)	$ 18,968
Cash	209
Receivables
Dividends	18
Refundable alternative minimum tax credit	25
Prepaid Directors’ retainer	— (a)
Other assets	1
Total assets	19,221
Liabilities
Borrowings (Note 7)	3,000
Payables
Professional fees	215
State income tax payable	118
Investment advisory fees	7
Administration and accounting fees	1
Director deferred compensation plan	1
Interest on borrowings (Note 7)	— (a)
Other accrued expenses	49
Total liabilities	3,391
Net Assets	$ 15,830
Net Assets Consist of:
Common stock ($0.01 par value 100,000,000 shares authorized)	$ 26
Capital paid in on shares of beneficial interest, net of taxes	364,032
Total distributable earnings (accumulated losses)	(348,228)
Net Assets	$ 15,830
Net Asset Value Per Share(b)
(Net assets/shares outstanding) Shares outstanding 2,623,355(c)	$ 6.03

(a)	Amount is less than $500.
(b)	Net Asset Value Per Share is calculated using unrounded net assets.
(c)	On November 6, 2020, the Fund declared a 1-for-10 reverse stock split. The shares outstanding have been restated to reflect the share conversion ratio of 0.10.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF OPERATIONS
YEAR ENDED November 30, 2020
($ reported in thousands)
Investment Income
Dividends and distributions (net of foreign withholding tax)	$ 5,366
Less return of capital distributions (Note 2C)	(4,181)
Total investment income	1,185
Expenses
Investment advisory fees	578
Administration and accounting fees	137
Amortization of offering costs on mandatory redeemable preferred shares (Note 8)	364
Professional fees	230
Printing fees and expenses	112
Directors’ fees and expenses	52
Transfer agent fees and expenses	34
Miscellaneous expenses	110
Total expenses before interest expense	1,617
Interest expense on mandatory redeemable preferred shares (Note 8)	523
Interest expense on borrowings (Note 7)	228
Total expenses after interest expense	2,368
Less expenses reimbursed and/or waived by investment adviser and administrator	(162)
Net expenses	2,206
Net investment income (loss) before income taxes	(1,021)
Net tax benefit (expense)	(168)
Net investment income (loss)	(1,189)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on Investments before income taxes	(102,846)
Net tax benefit (expense)	—
Net realized gain (loss) on investments	(102,846)
Net change in unrealized appreciation (depreciation) on Investments before income taxes	28,118
Net tax benefit (expense)	—
Net change in unrealized appreciation (depreciation) on investments	28,118
Net realized and unrealized gain (loss) on investments after income taxes	(74,728)
Net increase (decrease) in net assets resulting from operations	$ (75,917)
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Year Ended November 30, 2020	Year Ended November 30, 2019
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss), net of taxes	$ (1,189)	$ (3,970)
Net realized gain (loss), net of taxes	(102,846)	(19,739)
Net change in unrealized appreciation (depreciation), net of taxes	28,118	(1,317)
Increase (decrease) in net assets resulting from operations	(75,917)	(25,026)
From Distributions to Shareholders
Return of capital	(3,935)	(15,729)
Decrease in net assets from distributions to shareholders	(3,935)	(15,729)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (0 and 24,937 shares, respectively)	—	111
Increase (decrease) in net assets from capital transactions	—	111
Net increase (decrease) in net assets	(79,852)	(40,644)
Net Assets
Beginning of period	95,682	136,326
End of period	$ 15,830	$ 95,682
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED November 30, 2020
($ reported in thousands)
INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$ (75,917)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long-term investments	76,520
Purchases of long-term investments	(19,355)
Net (purchases) or sales of money market mutual funds	1,350
Net change in unrealized (appreciation)/depreciation on investments	(28,118)
Net realized (gains)/loss on investments	102,846
Return of capital distributions on investments	4,181
(Increase) Decrease in dividends receivable	(11)
(Increase) Decrease in prepaid expenses	22
Amortization of deferred offering costs on mandatory redeemable preferred shares	364
(Increase) Decrease in prepaid Directors’ retainer	14
Increase (Decrease) in interest payable on borrowings	(4)
Increase (Decrease) in interest payable on fixed rate mandatory redeemable preferred shares	(259)
Increase (Decrease) in affiliated expenses payable	(146)
Increase (Decrease) in non-affiliated expenses payable	106
Cash provided by (used in) operating activities	61,593
Cash provided by (used in) financing activities:
Cash proceeds from borrowings	3,000
Repayment of borrowings	(30,000)
Floating rate mandatory redeemable preferred shares redemption	(35,000)
Cash distributions paid to shareholders	(3,935)
Cash provided by (used in) financing activites:	(65,935)
Net increase (decrease) in cash	(4,342)
Cash at beginning of period	4,551
Cash at end of period	$ 209
Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$ 232
Cash paid during the period for interest expense on fixed rate mandatory redeemable preferred shares	782
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended November 30,
	2020 (1)	2019 (1)	2018 (1)	2017 (1)	2016 (1)
PER SHARE DATA:
Net asset value, beginning of period	$ 36.50	$ 52.00	$ 55.40	$ 74.00	$ 74.70
Income (loss) from investment operations:
Net investment income (loss)(2)	(0.45)	(1.50)	(2.20)	(2.00)	(1.00)
Net realized and unrealized gain (loss)	(28.52)	(8.00)	5.50	(7.80)	9.10
Total from investment operations	(28.97)	(9.50)	3.30	(9.80)	8.10
Dividends and Distributions to Shareholders:
Return of capital	(1.50)	(6.00)	(6.70)	(8.80)	(8.80)
Total dividends and distributions to shareholders	(1.50)	(6.00)	(6.70)	(8.80)	(8.80)
Net asset value, end of period	$ 6.03	$ 36.50	$ 52.00	$ 55.40	$ 74.00
Market value, end of period(3)	$ 4.88	$ 34.30	$ 48.90	$ 53.70	$ 74.70
Total return, net asset value(4)	(82.69)%	(19.75)%	5.51%	(14.36)%	13.58%
Total return, market value(4)	(85.09)%	(19.81)%	2.36%	(17.77)%	17.48%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense and tax (benefit) expense to average net assets(5)	6.37%	4.52%	4.07%	3.40%	2.52%
Ratio of total expenses after interest expense and tax (benefit) expense to average net assets	6.81% (6)	4.52%	4.07%	3.40%	2.52%
Ratio of net investment income (loss) to average net assets	(3.19)% (6)	(3.05)%	(3.69)%	(2.86)%	(1.59)%
Portfolio turnover rate	34%	23%	33%	20%	28%
Net assets, end of period (000’s)	$15,830	$95,682	$136,326	$144,955	$192,860
Borrowings, end of period (000’s)	$ 3,000	$30,000	$ 50,000	$ 50,000	$ 78,000
Mandatory redeemable preferred shares, end of period (000’s)	$ —	$35,000	$ 35,000	$ 35,000	$ —
Asset coverage, per $1,000 principal amount of borrowings(7)	$ 6,277	$ 5,356	$ 4,427	$ 4,599	$ 3,473
Asset coverage ratio on total leverage (borrowings and mandatory redeemable preferred shares)(8)	N/A	247%	260%	271%	N/A
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(9)	N/A	$ 62	$ 65	$ 68	N/A

(1)	The Fund had a 1-for-10 reverse stock split effective after the market close on November 6, 2020. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (see Note 10 in Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the years ended November 30,	2019	2018	2017	2016
Net Asset Value (prior to reverse stock split)	$3.65	$5.20	$5.54	$7.40
Market Price (prior to reverse stock split)	3.43	4.89	5.37	7.47

The above values represent end of period values for the years reported and for net asset value, the beginning of period values for the next fiscal year.

(2)	Calculated using average shares outstanding.
(3)	Closing Price – New York Stock Exchange.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Ratio of net expenses to average net assets, before interest expense and before tax (benefit) expense was 3.91%, 2.33%, 2.17%, 2.09%, and 1.97% for the periods ended November 30, 2020, November 30, 2019, November 30, 2018, November 30, 2017, and November 30, 2016, respectively.
(6)	Annualized except for non-recurring expenses.
(7)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
(8)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period.
(9)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period multiplied by $25.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS
November 30, 2020
Note 1. Organization
Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on March 28, 2014. The Fund’s initial public offering was on June 25, 2014, and the Fund commenced investment operations on June 30, 2014.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
C.	Investment Income and Return of Capital Estimates
The Fund invests a portion of its assets in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the period ended November 30, 2020, the Fund estimates that 100% of the MLP distributions received will be treated as a return of capital.
D.	Federal and State Income Taxes
Due to the fact that the Fund invests primarily in MLPs, it cannot qualify as a Regulated Investment Company under current tax laws. Thus, the Fund is treated as a regular corporation, or “C” corporation, for U.S. income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at statutory rates applicable to “C” corporations at a flat rate of 21%. In addition, as a “C” corporation, the Fund is subject to various state income taxes due to its investments in MLPs (state effective rate currently estimated at 1.8686%, net of federal tax benefit). As a limited partner in the MLPs, the Fund includes its distributable share of the MLP’s taxable income in computing its own taxable income.
E.	Income Tax Accounting Policy
The Fund applies ASC 740 (Income Taxes) in computing the income tax provision. The Fund records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, and (ii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based upon whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Fund considers all positive and negative evidence in assessing any valuation allowance including the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused. The Fund also accrues additional tax expense relating to uncertain tax positions and includes interest and penalties on such positions as a component of tax expense.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
F.	Distributions to Shareholders
Distributions to shareholders generally are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach in amounts based on the Fund’s net cash flow received from portfolio investments, i.e., cash distributions received from the Fund’s investments in MLPs less expenses.
Given the decline in the Fund’s assets and liquidation proposal discussed in the section “Management’s Discussion of Fund Performance” the Fund has not declared or paid a distribution to shareholders since the first quarter. The Fund is not expected to resume paying distributions to shareholders until it can maintain a sustainable level of net assets.
The estimated character of the distributions paid will either be dividends (ordinary income eligible to be treated as qualified dividend income) or returns of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in amounts greater than the Fund’s current and accumulated earnings and profits will represent returns of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares (or decrease the realized loss). Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period. The Fund is unable to make a final determination as to the tax character of distributions until after the end of the calendar year when the Fund can determine earnings and profits for federal income tax purposes.
The Fund will inform shareholders of the final tax character of its distributions on Form 1099-DIV in February 2021. For the period ended November 30, 2020, we currently estimate that 100% of the distributions will be considered returns of capital for federal income tax purposes.
G.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
H.	Expenses
Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
of direct expenses to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Adviser
Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of leverage, which includes issuance of preferred stock). From March 1, 2020 through July 31, 2020, the Adviser waived its advisory fees on a voluntary basis. The full voluntary waiver expired on July 31, 2020, and since that time, the Adviser has waived half of its fees on a voluntary basis. From the period of March 1, 2020 through November 30, 2020, the Adviser waived $147 in advisory fees.
B.	Subadviser
Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the Fund. The subadviser is responsible for the day-to-day portfolio management of the Fund for which it is paid a fee by the Adviser.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as the administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily managed assets. This fee is calculated daily and paid monthly.
For the period ended November 30, 2020, the Fund incurred administration fees totaling $58 which are included in the Statement of Operations within the line item “Administration and accounting fees.” From March 1, 2020 through July 31, 2020, the Administrator waived administration fees on a voluntary basis. The full voluntary waiver expired on July 31, 2020, and since that time, the Administrator has waived half of its fees on a voluntary basis. From the period of March 1, 2020 through November 30, 2020, the Administrator waived $15 in administration fees.
D.	Directors’ Fees
For the period ended November 30, 2020, the Fund incurred Directors’ fees totaling $48 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
E.	Director Deferred Compensation Plan
The Fund provides a deferred compensation plan for its Directors who receive compensation from the Fund. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Directors. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at November 30, 2020.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended November 30, 2020, were as follows:
Purchases	Sales
$19,355	$76,520
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended November 30, 2020.
Note 5. Income Tax Information
($ reported in thousands)
The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Fund as of the period ended November 30, 2020. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.
The Fund’s income tax provision consists of the following as of November 30, 2020:
	Current Tax Expense (benefit)	Deferred Tax Expense (benefit)	Valuation Allowance Expense (benefit)	Total Tax Expense (benefit)
Federal tax expense (benefit)	$ —	$(4,866)	$4,866	$ —
State tax expense (benefit)	168	(5)	5	168
Total tax expense (benefit)	$168	$(4,871)	$4,871	$168

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) is as follows:
	Amount	Rate
Application of statutory income tax rate	$(15,907)	21.00%
State income taxes, net of federal benefit	(1,415)	1.87
Permanent differences, net	156	(0.21)
Effect of state tax rate change	429	(0.57)
Other	147	(0.20)
Expiration of prior year capital losses	11,887	(15.69)
Effect of valuation allowance	4,871	(6.43)
Total income tax expense (benefit)	$ 168	—%
Components of the Fund’s net deferred tax asset (liability) as of November 30, 2020, are as follows:
Deferred tax asset:
Capital loss carryforward (tax basis)	$ 59,620
Net operating loss carryforward (tax basis)	6,240
Unrealized loss (tax basis)	424
Other	345
Net deferred tax asset before valuation allowance	66,629
Less: Valuation allowance	(66,629)
Net deferred tax asset (liability)	$ —
With regard to its investments in MLPs, the Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held, and to estimate their associated deferred tax benefit/liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/liability which may have a material impact on the Fund’s NAV. Realization of the deferred tax assets and carryforwards are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.
At November 30, 2020, the Fund had estimated net operating loss carryforwards available for federal income tax purposes of $27,285 after expecting to utilize $38,473 of Net Operating Losses (“NOLs”) carryforwards in the current period. Prior to the passing of the CARES Act, NOLs were subject to the Tax Cuts and Jobs Act (TCJA). The TCJA established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending November 31, 2022 and beyond. In addition, the CARES Act revised the TCJA language from “NOLs arising in taxable years ending after December 31, 2017” to “NOLs arising in taxable year beginning after December 31, 2017” regarding carryforward periods. Any net operating losses generated in fiscal years ending prior to December 31, 2018 can be carried back 2 years and carried forward 20 years. The Fund’s NOL of $27,285 will expire between 2036 and 2038 and are not subject to any of the

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
aforementioned limitations . Additionally, as of November 30, 2020, the Fund had capital loss carryforwards of $260,705 which may be carried forward for 5 years and will expire between 2020 through 2025.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s tax years, November 30, 2017, November 30, 2018, November 30, 2019 and November 30, 2020 remain subject to examination by tax authorities in the United States. Currently, the Fund is not under IRS examination. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
At November 30, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held is as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$20,817	$2,657	$(4,506)	$(1,849)
The differences between the book basis and tax basis of unrealized appreciation (depreciation) and the cost of investments is primarily attributable to MLP earnings and basis adjustments.
Note 6. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the sector. The performance of the securities in the energy sector may lag the performance of other industries or the broader market as a whole.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 7. Borrowings
($ reported in thousands)
On April 1, 2020 the Fund elected to decrease the limit up to which it can borrow cash under an existing Credit Agreement (the “Agreement) with a commercial bank (the “Bank”) from

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
$45,000 to $5,000 (“Commitment Amount”). On July 17, 2020, the Fund renewed the Agreement with the Bank, for a term of four months, for a Commitment Amount of $5,000. Borrowings under the Agreement were collateralized by investments of the Fund. The Agreement resulted in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund failed to meet or maintain certain covenants as required under the Agreement, the Fund may have been required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest was charged at London Interbank Offered Rate (“LIBOR”) plus an additional percentage rate on the amount borrowed. Commitment fees were charged on the undrawn balance. Total interest expense and total commitment fees accrued through November 16, 2020 under this agreement were $201 and $26, respectively, and are included in the “Interest expense on borrowings” line of the Statement of Operations. For the period December 1, 2019 through November 16, 2020, average borrowings under this Agreement and the average interest rate were $8,926 and 2.30%, respectively.
Effective November 17, 2020, the Fund repaid its borrowing under the Agreement and entered into a secured margin loan agreement with a different commercial bank. Cash borrowings are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. For the period November 17, 2020 through November 30, 2020, interest was charged at LIBOR plus an additional percentage rate on the amount borrowed. The Fund utilized margin financing for 14 days at an average interest rate of 1.07% and with an average daily borrowing balance during that period of $3,000. For the same period ended November 30, 2020, the interest costs related to borrowing amounted to $1 and are included within the “Interest expense on borrowings” on the Statement of Operations.
Outstanding Borrowings	Interest Rate
$3,000	1.10%
Note 8. Fixed Rate Mandatory Redeemable Preferred Shares
On February 8, 2017, the Fund issued 1,400,000 Mandatory Redeemable Preferred Shares (“MRP Shares”) in two series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s outstanding loan under its credit agreement and to make additional investments.
On March 31, 2020, the Fund voluntarily redeemed all 400,000 of its outstanding Series A MRP Shares, at liquidation preference of $10,000,000, and all 1,000,000 of its outstanding Series B MRP Shares, at liquidation preference of $25,000,000, in each case plus any accumulated but unpaid dividends.
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and were amortized over the respective life of each series of MRP Shares. Amortization expense of these deferred offering costs of $364,341 is included under the caption “Amortization of offering costs on mandatory redeemable preferred shares” on the Statement of Operations.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020
Note 9.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Transactions
At November 30, 2020, the Fund had one class of common stock, par value $0.01 per share, of which 100,000,000 shares are authorized and 2,623,355 shares are outstanding.
Effective the NYSE market close on November 6, 2020, the Fund implemented a 1-for-10 reverse stock split. The Fund’s shares are now trading on a split-adjusted basis under a new CUSIP number (26433F207). The net effect of the Fund’s reverse stock split was to decrease the number of the Fund’s outstanding common shares and increase the net asset value per common share by a proportionate amount. While the number of the Fund’s outstanding common shares declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced on the Statement of Changes in Net Assets, and per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.
Note 11. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser, DPIM, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Fund, the Adviser and DPIM believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of
Duff & Phelps Select MLP and Midstream Energy Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) as of November 30, 2020, the related statements of operations and cash flows for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2021
We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor

CERTIFICATION
The Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The and subadvisers votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation.
Principal Strategies:
Under normal market conditions, the Fund will invest at least 80% of its managed assets in energy master limited partnerships (“MLPs”) and midstream energy companies that are not organized as MLPs.
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the value of the Fund’s shares will be affected.
Energy Industry Concentration: The Fund’s investments are concentrated in the energy industry. The value of the Fund’s investments will therefore be highly sensitive to financial, economic, political and other developments affecting the energy industry, and conditions that negatively impact that industry will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Energy-related investments have energy-related industries may lag the performance of other sectors or the market as a whole. Specific risks applicable to the energy industry include fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, the energy industry is subject to substantial government regulation, and changes in the regulatory environment for energy and energy-related companies may adversely impact their profitability.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
MLPs and MLP Affiliates: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital, and conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates. Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The value of the shares of the Fund will therefore be more volatile and sensitive to market movements when it employs leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
IMPORTANT NOTICE TO SHAREHOLDERS
The following disclosure provides only a summary of certain changes which have occurred during the Fund’s most recent fiscal year
Fund Management: During the year, Rodney C. Clayton, CFA, senior research analyst, MLPs and Infrastructure, at Duff & Phelps, DSE’s subadviser, was appointed portfolio manager, joining David D. Grumhaus Jr., executive managing director and co-chief investment officer of Duff & Phelps, as the sole portfolio managers of DSE.

DIVIDEND REINVESTMENT PLAN (Unaudited)
It is the policy of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) to automatically reinvest distributions payable to holders (“Common Stockholders”) of the Fund’s shares of common stock, $0.01 par value (“Common Stock”). A “registered” Common Stockholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of Common Stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered Common Stockholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered Common Stockholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name. When a distribution is declared, nonparticipants in the Plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below.
If on the payable date of the distribution, the market price of the Fund’s Common Stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the participant in the open market, on the NYSE or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the Common Stock, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the SEC may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.
If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.
The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. If you participate in the Plan, you will receive a Form 1099-DIV concerning the federal income tax status of distributions paid to you during the year.
As a participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by

DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
the Fund in payment of distributions. However, each participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.
Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to Common Stockholders for such cash purchases. The Plan Administrator’s fee will be paid by the Fund. However, each participating Common Stockholder will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.
Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.
Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.
Common Stockholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.
Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Fund at 1-866-270-7788.
For more information regarding the Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com.
The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

Results of Continued Annual Meeting of Shareholders (Unaudited)
The continued Annual Meeting of Shareholders of Duff & Phelps Select MLP and Midstream Energy Fund Inc. was held on July 23, 2020, solely with respect to its proposal that the shareholders approve the liquidation and dissolution of the Fund. The Fund did not achieve the requisite majority vote to approve such proposal despite achieving a plurality of votes cast. The results were as follows:
Approve the liquidation and dissolution of the Fund
Votes For	Votes Withheld	Abstain
9,419,339	5,683,943	669,511

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF DUFF & PHELPS
SELECT MLP AND MIDSTREAM ENERGY FUND INC. (DSE) (Unaudited)
The Board of Directors (the “Board”) of Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and of the subadvisory agreement with Duff & Phelps Investment Management Co. (the “Subadviser”) (the “Subadvisory Agreement”) (together with the Advisory Agreement, the “Agreements”). At meetings held on November 3 and November 17, 2020, in a virtual meeting format in light of public health concerns regarding the spread of COVID-19 (the “Meetings”), the Board, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”) considered and approved the continuation of each Agreement, as further discussed below.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VAIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VAIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VAIA, and potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Director may have attributed different weights to the various factors. The Independent Directors also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VAIA or the Subadviser were present.
Nature, Extent and Quality of Services
The Directors received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VAIA and the Subadviser to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors also previously had received presentations by VAIA’s and the Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VAIA and the Subadviser; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VAIA and the Subadviser.
In considering the Agreement with VAIA, the Board considered VAIA’s process for supervising and managing the Subadviser, including: (a) VAIA’s ability to select and monitor the Subadviser; (b) VAIA’s ability to provide the services necessary to monitor the Subadviser’s compliance with the Fund’s investment objective, policies and restrictions, as well as to provide other oversight activities; and (c) VAIA’s ability and willingness to identify instances in which the Subadviser should be replaced and to carry out the required changes. The Directors also considered: (a) the experience and capability of VAIA’s management and other personnel; (b) the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF DUFF & PHELPS
SELECT MLP AND MIDSTREAM ENERGY FUND INC. (DSE) (Unaudited)
(Continued)
financial condition of VAIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VAIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VAIA and its affiliates to the Fund; (e) VAIA’s supervision of the Fund’s other service providers; and (f) VAIA’s risk management processes. It was noted that an affiliate of VAIA serves as administrator to the Fund. The Board also took into account its knowledge of VAIA’s management and the quality of the performance of VAIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VAIA’s and the Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objective, policies and restrictions. The Board considered the Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by the Subadviser, and the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund. The Board also considered the: (a) quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including the fact that the Subadviser was not currently involved in any regulatory actions, investigations, or material litigation.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VAIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.
The Board considered that the Fund’s performance for the year-to-date, 1-, 3- and 5-year periods ended June 30, 2020 was below the median of the Performance Universe for the same period. The Board also considered that the Fund underperformed its benchmark for the year-to-date, 1-, 3- and 5-year periods ended June 30, 2020. The Directors discussed the Fund’s

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF DUFF & PHELPS
SELECT MLP AND MIDSTREAM ENERGY FUND INC. (DSE) (Unaudited)
(Continued)
underperformance and the reasons therefor among themselves and with management, and noted that the Fund’s long-term performance has been adversely affected by significant underperformance in 2014, 2015 and especially in 2020.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee included advisory fees. The Board also noted that VAIA and the affiliated administrator had been waiving their fees since the Fund’s assets had decreased significantly in the market downturn earlier in the year relating to COVID-19. The Board also noted that the subadvisory fee was paid by VAIA out of its management fees rather than paid separately by the Fund and that, due to the waiver by VAIA of its advisory fees, the subadvisory fees, calculated as a percentage of the net advisory fee, had similarly decreased during the year. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VAIA after payment of the subadvisory fee. The Directors also considered the fee rates payable by accounts and funds managed by the Subadviser.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
The Board noted that the Fund’s net management fees were in the first quintile of the Expense Universe, and that the Fund’s net total expenses were in the fourth quintile of the Expense Universe.
Profitability
The Board also considered certain information relating to profitability that had been provided by VAIA. In this regard, the Board considered information regarding the overall profitability of VAIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VAIA affiliate. In addition to the fees paid to VAIA and its affiliates, including the Subadviser, the Board considered other benefits derived by VAIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VAIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VAIA and its affiliates, and other factors considered.
In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreement are paid by VAIA out of the fees that VAIA receives under the Advisory Agreement, and not by the Fund. In considering the fees payable by VAIA to the Subadviser, the Board noted that, because the

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF DIRECTORS OF DUFF & PHELPS
SELECT MLP AND MIDSTREAM ENERGY FUND INC. (DSE) (Unaudited)
(Continued)
Subadviser is an affiliate of VAIA, its profitability might be directly or indirectly shared by VAIA and, therefore, the Board considered the profitability of VAIA and the Subadviser together. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationships with the Fund was not a material factor in approval of the Subadvisory Agreement.
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.
The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board noted the Fund’s assets had decreased significantly in the market downturn earlier this year so VAIA and the affiliated administrator had been waiving their fees. The Board also considered that the Fund was unlikely to recognize economies of scale at its current smaller asset size.
Other Factors
The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VAIA, the Subadviser and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VAIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VAIA, there are no other direct benefits received by the Subadviser in providing investment advisory services to the Fund, other than the fee earned under the Subadvisory Agreement.
The Directors concluded that potential “fallout” benefits that VAIA and the Subadviser may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Directors and Officers of the Company as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Duff & Phelps Select MLP and Midstream Energy Fund Inc., One Financial Plaza, Hartford, CT 06103.
Independent Directors
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Burke, Donald C. YOB: 1960 Served Since: 2020, Class II 72 Portfolios	Retired. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2020, Class ll 68 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2020, Class II 68 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (54 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2020, Class III 68 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Trustee (since 2017), Virtus Mutual Fund Family (54 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
McLoughlin, Philip R. YOB: 1946 Served Since: 2014, Class lll Chairman 72 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (54 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2020, Class l 72 Portfolios	Retired. Director (since 2020), Duff & Phelps Select MLP and Midstream Energy Fund Inc. and Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (54 portfolios).
Oates, James M. YOB: 1946 Served Since: 2014, Class ll 68 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (54 portfolios).
Rogers, James B., Jr. YOB: 1942 Served Since: 2016, Class I 3 Portfolios	Director (since 1988), Virtus Total Return Fund Inc.; Director (1986 to 2019), the former Virtus Total Return Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2018), Ananti Inc., Sirius International Insurance Group, Ltd., and Quantum Digital Asset Management Pte. Ltd; Director (2018 to 2019), Ocean Capital Advisors LLC; Director (since 2017), JSC AgroGard-Finance; Director (2016 to 2018), Crusader Resources Limited; Director (since 2014), Sinofortune Financial Holdings Limited; Director (since 2014), Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2012), GEO Energy Resources Limited; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Walton, R. Keith YOB: 1964 Served Since: 2016, Class I 68 Portfolios	Managing Director (since 2020), Lafayette Square Holding Company LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University; Partner (since 2006), Global Infrastructure Partners; Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2016, Class l 68 Portfolios	Retired. Trustee (since 2020) Virtus Alternative Solutions Trust (3 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Director
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2014, Class lll 71 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (3 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (54 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Advisory Board Member
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Moyer, William R. YOB: 1944 Served Since: 2020 68 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006 to 2017), Newcastle Distributors LLC (broker dealer); Advisory Member (since 2020), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (54 portfolios); Director (2016 to 2019) and Advisory Member (since 2020), Virtus Total Return Fund Inc.; Director (2016 to 2019), the former Virtus Total Return Fund Inc.; Director (2014 to 2019) and Advisory Member, Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (2011 to 2019) and Advisory Member, Virtus Global Multi-Sector Income Fund; Trustee (2013 to 2016) and Advisory Member (since 2020), Virtus Alternative Solutions Trust (3 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers Who Are Not Directors
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2014 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2014).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positons (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer and Secretary (since 2019), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2018).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2014)	Executive Vice President, Product Management (since 2009), and various senior officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2017), Virtus Total Return Fund Inc.; Executive Vice President (2017 to 2019), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

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DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino
William R. Moyer, Advisory Member
Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare
P.O. Box 505005
Louisville, KY 40233-5005
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

c/o Computershare Investor Services
P.O. Box 505005
Louisville, KY 40233-5005
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8566	01-21

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors had determined that Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR. On February 1, 2021, the registrant’s board of directors determined that each of Donald C. Burke, Connie D. McDaniel and Brian T. Zino is qualified to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,910 for 2020 and $37,380 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,067 for 2020 and $2,333 for 2019. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $96,250 for 2020 and $0 for 2019.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Fund, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed is each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

            (b) 0%

            (c) 0%

            (d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $99,317 for 2020 and $2,333 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee. From December 1, 2019, until January 13, 2020, the members of the audit committee were: Philip R. McLoughlin, William R. Moyer, Brian T. Zino, R. Keith Walton, James B. Rogers and James M. Oates. On January 14, 2020, the members of the audit committee changed to: Brian T. Zino, Donald C. Burke, John R. Mallin, and Connie D. McDaniel. William R. Moyer also serves as an advisory member of the audit committee, effective January 14, 2020; and Deborah A. DeCotis serves as an advisory member of the audit committee, effective February 1, 2021.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Fund’s investment adviser will vote proxies, or delegate such responsibility to the subadviser. The applicable voting party will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund’s Policy. The adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder Proposals – whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires the adviser/subadviser or delegate to notify the President of the Fund of any actual or potential conflict of interest. The adviser/subadviser or delegate may not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board or the President of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on the adviser/subadviser or delegate.

During the period of the report, proxies for the Fund were handled by the Fund’s subadviser, Duff & Phelps Investment Management Co. (“Duff & Phelps”). Duff & Phelps has adopted pre-determined proxy voting guidelines (the “Guidelines”) in an effort to ensure shares are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. The Guidelines allow Duff & Phelps to utilize a qualified, non-affiliated third party vendor to assist in the review of proxy proposals and making of voting recommendations on behalf of clients consistent with the Guidelines and Duff & Phelps’ clients’ proxy voting guidelines including the Policy, or as determined to be in the best economic interest of Duff & Phelps’ clients.

Duff & Phelps has procedures in place to address conflicts of interest or potential conflicts of interest relating to proxy proposals. Generally, where the Guidelines outline a voting position, either as for or against such proxy proposal, voting will be according to either the Guidelines or the third party vendor’s policies. When the Guidelines outline a voting position to be determined on a case-by-case basis, or the Guidelines do not list them, then Duff & Phelps will choose to vote the proxy according to either the voting recommendation of a non-affiliated third party vendor or pursuant to client direction. The method selected will depend on the facts and circumstances of each situation as well as requirements of applicable law.

Duff & Phelps may choose not to vote proxies in certain situations or for certain accounts, such as when:

•	it deems the cost of voting to exceed any anticipated benefit to client;

•	a proxy is received for a security it no longer manages due to the entire position being sold; or

•	exercising voting rights could restrict the ability of the portfolio manager to freely trade the security.

Duff & Phelps may also not be able to vote proxies for any client account that participates in securities lending programs or UMA/MDP.

A complete copy of Duff & Phelps’ current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Duff & Phelps Investment Management Co., Attn: Compliance, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Duff & Phelps Investment Management Co. Portfolio Management Team

David D. Grumhaus, Jr.

David Grumhaus is President and Chief Investment Officer of Duff & Phelps, and leads the firm’s investment team, including portfolio management and research. He is also a senior portfolio manager for the firm’s master limited partnership (MLP) and energy infrastructure strategies and serves as co-portfolio manager of the Virtus Duff & Phelps Select MLP and Energy Fund. Prior to joining Duff & Phelps in 2014, Mr. Grumhaus served as a portfolio manager and director of research for Copia Capital, LLC. Previously, he was an investment banker for Goldman, Sachs & Co., as well as William Blair & Company, LLC.

Rodney C. Clayton, CFA

Rodney Clayton is a Managing Director, Portfolio Manager and Senior Research Analyst for MLPs and energy infrastructure at Duff & Phelps. Mr. Clayton also serves as co-portfolio manager of the Virtus Duff & Phelps Select MLP and Energy Fund. Prior to joining Duff & Phelps in 2016, Mr. Clayton was a senior manager and due diligence analyst at UBS Financial Services, focusing on MLP, large cap value and equity income strategies. Earlier he was an equity research analyst at J.P. Morgan Securities covering the energy exploration and production, engineering and construction, and environmental services industries.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2020, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
David D. Grumhaus, Jr.	Registered Investment Companies:	2	$14.3	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Rodney C. Clayton	Registered Investment Companies:	1	$5.7	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4) Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2020, beneficial ownership of shares of the Fund by Messrs. Grumhaus and Georgas are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David Grumhaus	$0-10,000
Rodney Clayton	None

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Select MLP and Midstream Energy Fund Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date	February 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date	February 8, 2021

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date	February 8, 2021

*	Print the name and title of each signing officer under his or her signature.